                                  PROSPECTUS               Filed Pursuant to
                                                           Rule 497(c)
                               Dated May 1, 1997

                             MML EQUITY INDEX FUND
                               1295 State Street
                          Springfield, Massachusetts
                                (413) 788-8411

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company having five separate series of shares, each of which has different investment objectives and is designed to meet different investment needs. This Prospectus relates only to one of the series, MML Equity Index Fund (the "Fund").

MML Equity Index Fund - The Fund is a non-diversified series of MML Trust. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). As such, the Fund will invest in common stocks that comprise the Index. While the Fund intends to invest in every stock of the Index, there may be circumstances when the fund is not invested in every such stock. The Fund is also permitted to invest in Standard & Poor's Depositary Receipts ("SPDRs"). See "Appendix - Investment Techniques". In anticipation of taking a market position, the Fund is also permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

For further information about the Fund's investment objective and policies, see "MML EQUITY INDEX FUND" on page 3. There is no assurance that the investment objective of the Fund will be realized.

This Prospectus sets forth concisely the information about MML Trust and the Fund that a prospective investor ought to know before investing. Certain additional information about MML Trust and the Fund is contained in a Statement of Additional Information dated May 1, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference. This additional information is available upon request and without charge. To obtain such information, please contact the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

This Prospectus may only be used to offer or sell shares of the Fund described in this Prospectus. This Prospectus should be retained for future reference for information about MML Trust and the Fund.

                           ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents

                                                                    Page
                                                                    ----
General Information................................................    3
MML Equity Index Fund..............................................    3
Investment Considerations and Risks................................    4
Fundamental Investment Restrictions................................    5
The Advisers.......................................................    5
Capital Shares.....................................................    6
Net Asset Value....................................................    7
Sale and Redemption of Shares......................................    7
Tax Status.........................................................    7
Dividends and Capital Gains Distributions..........................    7
Investment Performance.............................................    7
Management of MML Trust............................................    8
Appendix...........................................................  A-1

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I. General Information

MML Equity Index Fund (the "Fund") is one of five separate series of shares of MML Series Investment Fund ("MML Trust"), a no-load, open-end, management investment company. The Fund is a non-diversified series of MML Trust. MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust"). MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company. Shares of the Fund are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Fund pursuant to an investment management agreement with MML Trust, on behalf of the Fund. MassMutual has entered into an investment sub-advisory agreement with Mellon Equity Associates ("Mellon Equity"), which provides that Mellon Equity will serve as the Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. Both MassMutual and Mellon Equity are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940, as amended. (MassMutual and Mellon Equity are referred to hereafter collectively as the "Advisers".) For further information, see "The Advisers" on page 5.

II. MML Equity Index Fund

Investment Objective

The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index/1/ (the "Index").

This investment objective of the Fund is a fundamental policy and may not be changed without the vote of a majority of the Fund's outstanding voting shares (as used in this Prospectus, a majority of the outstanding voting shares of the Fund means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares). As explained below, there is no assurance that the investment objective of the Fund will be realized.

Management Policies

The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") has an Index Committee which is responsible for the overall management of the Index. The Index Committee looks at a company's market value, industry group classification, capitalization, trading activity, financial and operating condition before making a decision to include it in the Index. New companies are added to the Index only when there is a vacancy. Companies are removed from the Index for four major reasons: merger with (or acquisition by) another company, financial operating failure, lack of representation of leading American industries, or restructuring. The Fund attempts to be fully invested at all times in the stocks that comprise the Index, Standard and Poor's Depositary Receipts ("SPDRs") and stock index futures as described below and, in any event, in the normal course of management, at least 80% of the Fund's net assets will be so invested. Furthermore, while the Fund does intend to invest in every stock included in the Index, there may be circumstances, such as during the Fund's early stages when it may have relatively small assets, when the Fund is not invested in every such stock. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all United States common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in common stocks.

The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of November 30, 1996, approximately 47.4% of the Index was composed of the 50 largest companies. Mellon Equity generally selects stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.

No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.

The Fund believes that the indexing approach described above is an effective method of substantially duplicating Index performance. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will

-----------------------
/1/ "Standard & Poor's", "S&P", "Standard & Poor's 500", "S&P 500" and "500" are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"), or The McGraw-Hill Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund.

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attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions of Fund shares. In the future, MML Trust's Board, subject to the approval of shareholders of the Fund, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix - Investment Techniques". When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments.

The Fund may invest in SPDRs, an investment intended to provide investment results that generally correspond to the price and yield performance of the Index, when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner which adequately corresponds to the Index. SPDRs represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust, and SPDR holders are entitled to receive dividends which accrue to stocks held by the unit investment trust, less trust expenses. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of Mellon Equity, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. Investments in stock index futures typically require greater available cash balances than do investments in SPDRs. See also "Investment Considerations and Risks" and "Appendix - Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

III. Investment Considerations and Risks

General - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies -- Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

Equity Securities - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

Foreign Securities - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the value of the securities of a foreign issuer to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Use of Derivatives - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments

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which derive their performance, at least in part, from the performance of an underlying asset or index. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix -Investment Techniques - Use of Derivatives" and "Investment Objective and Management Policies - Management Policies - Derivatives" in the Statement of Additional Information.

Non-Diversified Status - The classification of the Fund as "non-diversified" means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer.
These limitations do not apply to U.S. Government securities.

IV. Fundamental Investment Restrictions

For a description of fundamental investment restrictions that apply to the Fund, which may not be changed without a vote of a majority of the outstanding shares of the Fund, reference should be made to the Statement of Additional Information.

V. The Advisers

MassMutual

MassMutual serves as investment manager of the Fund pursuant to an investment management agreement executed by MassMutual and MML Trust, on behalf of the Fund (the "Investment Management Agreement"). MassMutual is a registered investment adviser and is a mutual life insurance company organized in 1851 under the laws of The Commonwealth of Massachusetts. MassMutual is licensed to transact a life insurance business in all states of the United States, the District of Columbia, Puerto Rico and certain Provinces of Canada. At December 31, 1996, MassMutual, together with its subsidiaries, had total assets of approximately $55.7 billion and in excess of $130.8 billion in assets under management.

Under the Investment Management Agreement, MassMutual is authorized to engage in portfolio transactions on behalf of the Fund, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust. The Investment Management Agreement provides that MassMutual will perform all administrative functions relating to the Fund and will bear all expenses of the Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the 1940 Act, of the Advisers or MML Trust;
(5) fees and expenses of MML Trust's Advisory Board Members; (6) fees of the Fund's independent certified public accountants; and (7) any required trademark licensing fees.

For providing the services described above, MassMutual is paid a quarterly fee at the annual rate of .40% of the first $100,000,000 of the average daily net asset value of the Fund; .38% of the next $150,000,000 and .36% of any net assets thereafter. MassMutual has agreed to bear expenses of the Fund (other than the management fee, interest, taxes, any required trademark licensing fees, custodial fees (which will be paid by Mellon Equity as described below), brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1998. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing shareholders' return and will affect the ability of the Fund to track the Index exactly.


The Investment Management Agreement between MassMutual and the Fund automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the Advisers or of MML Trust, or (2) upon its assignment. Under the terms of the Investment Management Agreement, the Fund recognizes MassMutual's control of the initials "MML" and the Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Under the agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also acts as the transfer agent and the dividend paying agent. First Data Investors Services Group, Inc. provides fund accounting services for the Fund.

Mellon Equity

Pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") with MassMutual, Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, serves as the Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. Mellon Equity, a registered investment adviser formed in 1987, became a Pennsylvania Business Trust as of December 31, 1991 and is an indirect wholly-owned subsidiary of Mellon Bank Corporation. As of December 31, 1996, Mellon Equity and its employees managed approximately $11 billion and served as the investment adviser or sub-adviser of 9 other investment companies.

Mellon Bank Corporation is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon Bank Corporation provides a comprehensive range of financial products and services in domestic and selected international markets. Through its subsidiaries, Mellon Bank Corporation managed more than $226 billion in assets as of September 30, 1996, including approximately $65 billion in proprietary mutual fund assets.

The Sub-Advisory Agreement provides that MassMutual will pay Mellon Equity a monthly fee equal at an annual rate of .09% of the first $100,000,000 of the average daily net asset value of the Fund; .07% of the next $150,000,000; and
 .05% on any assets thereafter. Pursuant to the Sub-Advisory Agreement, Mellon Equity has agreed that so long as it is the sole investment sub-adviser to the Fund, that Mellon Equity shall pay the fees for the custody services for the Fund, which will be provided by Boston Safe Deposit and Trust Company (which is an indirect subsidiary of Mellon Bank Corporation).

The Sub-Advisory Agreement between MassMutual and Mellon Equity automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the Advisers or of MML Trust; (2) upon its assignment; or (3) upon the termination of the Investment Management Agreement. Under the terms of the Sub-Advisory Agreement, Mellon Equity's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

The Sub-Advisory Agreement acknowledges that when purchase or sale of securities of the same issuer is suitable for the Fund and one or more other investment companies or accounts managed by Mellon Equity which attempt to track an equity index, such purchases or sales may and normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. Mellon Equity believes that the ability of the Fund to participate in larger volume transactions will, in most cases, produce better execution for the Fund. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that such execution advantage and the desirability of retaining Mellon Equity as index manager of the Fund outweigh the disadvantages, if any, which might result from this procedure.

In allocating brokerage transactions for the Fund, Mellon Equity seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Mellon Equity may consider, among other things, the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. Mellon Equity will not consider the provision of brokerage or research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

VI. Capital Shares

MML Trust is a "series" company which is authorized to issue an unlimited number of shares in separate series of the same class. To date, shares of five separate series have been authorized, one of which constitutes the interests in the Fund. Under MML Trust's Declaration of Trust, however, the Board of Trustees is authorized to create new series without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust's Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series' shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when the Trustees have determined that any matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees of MML Trust, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or Trustees of MML Trust. MML Trust's Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

VII. Net Asset Value

The net asset value of the Fund's shares is determined once daily as of the normal close of trading on the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading.

Generally, the Fund values portfolio securities on the basis of market value. For example, equity securities, including those traded on national securities exchanges, the NASDAQ national market system, or over-the-counter securities not so listed, are valued by one or more pricing services, as authorized by the Board of Trustees of MML Trust. Normally, the values are based upon the last reported sale price of the security. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. Futures contracts are valued based on market prices unless such prices do not reflect the fair value of the contract, in which case they will be valued by or under the direction of the Board of Trustees of MML Trust. In all other cases, assets will be valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

VIII. Sale and Redemption of Shares

The shares of the Fund are sold at their net asset value as next computed after receipt of the purchase order, without the addition of any selling commission or "sales load."

The Fund redeems its shares at their net asset value as next computed after receipt of the request for redemption. The redemption price for shares of the Fund may be more or less than the shareholder's cost. No fee is charged on redemption.

Redemption payments will be made within seven days after receipt of the written request therefor by MML Trust, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

IX. Tax Status

It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Regulations issued under Internal Revenue Code Section 817(h) require the Fund to be adequately diversified in order for a variable life insurance contract funded by the Fund to receive favorable tax treatment as a life insurance contract. Among other requirements, the regulations limit the Fund's investment in a single issuer to 55% of its assets; while this requirement applies to U.S. Government securities, each government agency or instrumentality is treated for this purpose as a separate issuer. The Fund intends to comply with these diversification requirements. For further information, see the Statement of Additional Information.

Tax consequences to investors in the separate investment accounts which are invested in the Fund are described in the prospectuses for such accounts.

X. Dividends and Capital Gains Distributions

The Fund intends to declare capital gain and ordinary income dividends and to distribute such dividends in a manner designed to avoid a 4% excise tax on undistributed regulated investment company income imposed by the Tax Reform Act of 1986. Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of the Fund at net asset value on the day after the record date for the distribution, at the option of the shareholder.

XI. Investment Performance

The Fund may from time to time advertise certain investment performance figures. These figures are based on historical returns and are not intended to indicate future performance.

The Fund may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time which will be stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in the Fund over a period of time (which period will be stated in the advertisement), assuming reinvestment of all distributions. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is an aggregate figure for the entire period. This performance information for the Fund may also be compared to the Index.

These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Fund which, if included, would decrease the performance figures. For more information about calculation of the investment performance of the Fund, see the Statement of Additional Information.

XII. Management of MML Trust

The affairs of MML Trust are generally supervised by its Board of Trustees and officers. As stated previously, MassMutual acts as investment manager of the Fund and Mellon Equity is the sub-adviser to the Fund. In those capacities MassMutual and Mellon Equity are part of the management of MML Trust. For more information concerning the management of MML Trust, reference should be made to the Statement of Additional Information.

The name MML Series Investment Fund is the designation of Trustees of MML Trust under an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any Trustees of MML Trust, shareholders, officers, employees or agents of such Trust, but MML Trust's property only shall be bound.

Appendix


Investment Techniques

Borrowing Money - The Fund is permitted to borrow money only for temporary or emergency purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Use of Derivatives - The Fund may invest in the types of Derivatives enumerated under "Description of the Fund - Investment Considerations and Risks - Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies - Management Policies - Derivatives" in the Statement of Additional Information.

Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized gains and unrealized losses on such contracts.

Standard & Poor's Depositary Receipts ("SPDRs") - The Fund may invest in SPDRs when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner which adequately corresponds to the Index. Investments in SPDRs typically require less available cash balances than do investments in stock index futures.

SPDRs represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust. SPDRs trade on the American Stock Exchange and may be bought and sold like common stock at any time during the trading day. An investment in SPDRs is intended to provide investment results that generally correspond to the price and yield performance of the Index.

Lending Portfolio Securities - The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions desiring to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and income on the loaned securities' collateral. Loans of portfolio securities may not exceed 10% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

                              MML EQUITY INDEX FUND

                                1295 State Street
                        Springfield, Massachusetts 01111

                         -----------------------------

                               INVESTMENT MANAGER

                            MASSACHUSETTS MUTUAL LIFE
                                INSURANCE COMPANY

                                1295 State Street
                        Springfield, Massachusetts 01111

                             INVESTMENT SUB-ADVISER

                            MELLON EQUITY ASSOCIATES

                                500 Grant Street
                                   Suite 3700
                         Pittsburgh, Pennsylvania 15258

                             INDEPENDENT ACCOUNTANTS

                              COOPERS & LYBRAND LLP

                               2300 BayBank Tower
                        Springfield, Massachusetts 01101

                                    CUSTODIAN

                             BOSTON SAFE DEPOSIT AND
                                  TRUST COMPANY

                                One Boston Place
                           Boston, Massachusetts 02108

                         -----------------------------

                   For Use With:
                   . MML Bay State Variable Life Separate Account I . MassMutual Variable Life Separate Account I


This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.

                                                        Rule 485(a)(2)
                                                        Registration No. 2-39334
                                                        File No. 811-2224










                             MML EQUITY INDEX FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ

IN CONJUNCTION WITH THE PROSPECTUS OF MML EQUITY INDEX FUND DATED MAY 1, 1997

(THE "PROSPECTUS"), A SERIES OF MML SERIES INVESTMENT FUND. THE PROSPECTUS MAY

BE OBTAINED WITHOUT CHARGE FROM THE SECRETARY, MML SERIES INVESTMENT FUND, 1295

STATE STREET, SPRINGFIELD, MASSACHUSETTS 01111.



                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


GENERAL INFORMATION............................................................3

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES...................................3

INVESTMENT RESTRICTIONS........................................................7

MANAGEMENT OF MML TRUST........................................................8

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................16

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................16

PORTFOLIO TRANSACTIONS........................................................17

CAPITAL SHARES................................................................19

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED..................19

TAX STATUS....................................................................20

CERTAIN TAX AND ACCOUNTING INFORMATION........................................22

INVESTMENT PERFORMANCE........................................................22

INDEPENDENT AUDITORS..........................................................23

COUNSEL  .....................................................................23

APPENDIX ..............................................................A-1 - A-2

                           I.   GENERAL INFORMATION

MML Equity Index Fund (the "Fund") is one of five separate series of shares of MML Series Investment Fund ("MML Trust"). MML Trust is a no-load, open-end, management investment company that was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual.

Shares of MML Trust are not offered to the general public but solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company ("MML Bay State"). MML Trust was formed as a voluntary association of the type known as a "business trust" organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust").

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Fund pursuant to an investment management agreement. MassMutual has entered into an investment sub-advisory agreement with Mellon Equity Associates ("Mellon Equity"), which provides that Mellon Equity will serve as the Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. Both MassMutual and Mellon Equity are registered with the Securities and Exchange Commission (the "SEC") as investment advisers under the Investment Advisers Act of 1940, as amended (MassMutual and Mellon Equity are referred to hereinafter collectively as the "Advisers").

              II.   INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The following information supplements and should be read in conjunction with the discussion of the Fund's investment objective, techniques and policies described in the Prospectus. The fundamental investment objective and investment restrictions of the Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of the Fund's outstanding shares. A "majority of the outstanding shares" of the Fund means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. All other investment policies and techniques of the Fund may be changed by the Board of Trustees of MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of hedging programs which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of the Fund. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). There is no assurance that the investment objective of the Fund will be realized.

In managing its portfolios of investments, the Fund may purchase various securities, investment related instruments and make use of various investment techniques, including those described below.

Other Portfolio Securities

Money Market Instruments. The Fund may invest, in the circumstances described
-------------------------
under "MML Equity Index Fund-Management Policies" in the Fund's Prospectus, in the following types of money market instruments.

         U.S. Government Securities -- Securities issued or guaranteed by the
         --------------------------
U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

         Repurchase Agreements -- In a repurchase agreement, the Fund buys, and
         ---------------------
the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. However, if the Seller defaults, the Fund may realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller's estate.

         Bank Obligations -- The Fund may purchase certificates of deposit, time
         ----------------
deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         Commercial Paper -- Commercial paper consists of short-term, unsecured
         ----------------
promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), a division of The McGraw-Hill Companies, Inc., (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by Mellon Equity to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

Lending Portfolio Securities. In connection with its securities lending
-----------------------------
transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of cash collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Derivatives. The Fund may invest in Derivatives (as defined in the Prospectus)
------------
in anticipation of taking a market position when, in the opinion of Mellon Equity, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

         Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

         Investments in Derivatives may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Stock Index Futures. A stock index future obligates the Fund to pay or receive
--------------------
an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

         Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the use of stock index futures may not result in a successful hedging transaction.

         In connection with its futures transactions, the Fund may be required to establish and maintain at its custodian bank or a registered futures commission merchant a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

Standard & Poor's Depositary Receipts ("SPDRs"). The Fund may invest in SPDRs
------------------------------------------------
when, in the opinion of Mellon Equity, available cash balances would not otherwise allow the Fund to invest such cash balances in a manner which adequately corresponds to the Index. Investments in SPDRs typically require less available cash balances than do investments in stock index futures.

         SPDRs represent an interest in the portfolio of S&P 500 stocks held by a unit investment trust. SPDRs trade on the American Stock Exchange and may be bought and sold like common stock at any time during the trading day. An investment in SPDRs is intended to provide investment results that generally correspond to the price and yield performance of the Index.

                        III.   INVESTMENT RESTRICTIONS

The following is a description of certain restrictions on investments of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund.

The Fund will not:

         1. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that the Fund may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts;

         2. Purchase commodities or commodity contracts, except to the extent that the Fund may enter into futures contracts, as described in the Prospectus and this Statement of Additional Information;

         3. Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Fund's Prospectus and the Statement of Additional Information and in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

         4. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933, as amended (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable, if, in the aggregate more than 10% of the value of the Fund's net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund's total assets.

         5.  Write, purchase or sell puts, calls or combinations thereof;

         6. Make loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual;

         7. Purchase or sell real estate or interests in real estate, although the Fund may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

         8. Purchase securities of investment companies except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

         9. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated.

         10. Make loans, except through the acquisition of bonds, debentures, notes, commercial paper, bankers= acceptances or other evidences of indebtedness in which the Fund is authorized to invest. However, the Fund may lend portfolio securities with respect to not more than 10% of the total assets of the Fund taken at current value.

         11. Issue senior securities, except to evidence borrowings permitted by investment restriction (3) described above.

         In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Fund may not sell securities short, but reserves the right to sell securities short against the box. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                         IV.   MANAGEMENT OF MML TRUST

MML Trust has a Board of Trustees, a majority of whom are not "Interested Persons" as defined in the 1940 Act. The Board of Trustees has established an Advisory Board that has advisory functions only as to investments made by MML Trust. Trustees of MML Trust, members of the Advisory Board, and principal officers of MML Trust are listed below together with information on their age, address, positions with MML Trust, principal occupations during the past five years and other principal business affiliations.

Gary E. Wendlandt*         Chariman and Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 46


         Chief Investment Officer (since 1993) and Executive Vice President, MassMutual; Chairman and Chief Executive Officer, MassMutual Institutional Funds; Chairman (since 1995), President (1983-1995) and Trustee, MassMutual Corporate Investors; Chairman (since 1995), President (1988-1995) and Trustee, MassMutual Participation Investors; Chairman (since 1996), Antares Leveraged Capital Corp. (finance company); Chairman, HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC) and MMHC Investment, Inc. (investor in MassMutual High Yield Partners LLC); Advisory Board Member (since
         1996), MassMutual High Yield Partners LLC (high yield bond fund); President and Director (since 1995), DLB Acquisition Corporation (holding company for investment advisers); President and Chief Executive Officer (1994-1996), Director (1992-1996), Concert Capital Management, Inc. (former indirect investment advisory subsidiary of MassMutual Holding Company); Director, Oppenheimer Acquisition Corporation (investment advisory holding company); Supervisory Director, MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Chairman (since 1994) and Director (since 1993), MML Realty Management Corporation; Chairman (since 1994), Chief Executive Officer (1994-
         1996), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Trust); Director, Merrill Lynch Derivative Products, Inc.; Chairman (1994-1995) and Director (1993-1995), MML Real Estate Corporation.

Ronald J. Abdow                     Trustee of MML Trust
1400 Elm Street
West Springfield, MA 01089
Age: 65

         President, Abdow Corporation (operator of restaurants); General Partner, Grove Investment Group (apartment building syndicator); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).




-----------------------
* Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Mary E. Boland                Trustee of MML Trust
67 Market Street
Springfield, MA 01102
Age: 57

         Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (since 1995), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard G. Dooley*            Vice Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 67

         Consultant (since 1993), Executive Vice President and Chief Investment Officer (1978- 1993), MassMutual; Director (since 1996), Investment Technology Group, Inc.; Director, The Advest Group, Inc. (financial services holding company), Hartford Steam Boiler Inspection and Insurance Co., New England Education Loan Marketing Corporation; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Director and Vice President, Oppenheimer Acquisition Corporation (investment advisory holding company); Vice Chairman (since 1995), Chairman (1982-1995), MassMutual Corporate Investors, and Vice Chairman (since 1995), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Director (1992-1995), Chairman (1982-1992) Concert Capital Management, Inc. (former indirect investment advisory subsidiary of MassMutual); Director (1993-1995), Luxonen S.A. (Swedish investment fund); Supervisory Director (1991-1995), MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund); Director (1984-1993), MML Real Estate Corporation (real estate management subsidiary of MassMutual Holding Company) and MML Realty Management Corporation (subsidiary of MassMutual Holding Company to manage real estate projects); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

--------------------------
* Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

F. William Marshall, Jr.   Trustee of MML Trust
1441 Main Street
Springfield, MA 01102
Age: 55

         President, Chief Executive Officer and Director (since 1993), SIS Bank (formerly, Springfield Institution for Savings); Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Charles J. McCarthy        Trustee of MML Trust
181 Eton Road
Longmeadow, MA 01106
Age: 73

         Proprietor, Synectics Financial Company (venture capital activities, business consulting and investments); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

John H. Southworth         Trustee of MML Trust
195 Eton Road
Longmeadow, MA 01106
Age: 69

         Chairman (since 1993) and President (1984-1992), Southworth Company (manufacturer of paper and calendars); Director (since 1995), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard H. Ayers           Advisory Board Member
1000 Stanley Drive
New Britain, CT 06053
Age: 54

         Adviser to Chairman (since 1997), Chairman and Chief Executive Officer (1989-1996) and Director (since 1985), The Stanley Works (manufacturer of tools, hardware and specialty hardware and specialty hardware products); Director (since 1986), Southern New England Telecommunications Corp.; Director, (since 1988) Perkin-Elmer Corp.; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

David E. A. Carson                  Advisory Board Member
850 Main Street
Bridgeport, CT 06604
Age: 62

         President and Chief Executive Office, People=s Bank; Director, United Illuminating Co.; Trustee, American Skandia Trust (open-end investment company); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Richard W. Greene                    Advisory Board Member
University Of Rochester
Rochester, NY 14627
Age: 61

         Executive Vice President and Treasurer (since 1986), University of Rochester (private university); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Beverly C. L. Hamilton               Advisory Board Member
515 South Flower Street
Los Angeles, CA 90071
Age: 50

         President, ARCO Investment Management Co.; Vice President, Atlantic Richfield Company; Director (since 1992), Connecticut Natural Gas; Director, Emerging Markets Growth Fund (closed-end investment company); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Stuart H. Reese                      President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  41

         Executive Director (since 1997), Senior Vice President (1993-1997), MassMutual; President (since 1995), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Antares Leveraged Capital Corp. (finance company) and Charter Oak Capital Management, Inc. (investment adviser); President and Director (since 1996), HYP Management Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment Inc. (investor in MassMutual High Yield Partners LLC);

         President (since 1995), MassMutual Institutional Funds (open-end investment company); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Supervisory Director (since 1994), MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund);

         Director (1994-1996), Pace Industries (aluminum die caster); Vice President and Managing Director (1990- 1992), Capital Markets Group of Aetna Life & Casualty Company; Chairman and President (1990-1993), Aetna Financial Services, Inc.

Mary E. Wilson                      Senior Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 43

         Senior Managing Director (since 1996), Vice President and Managing Director (1991-1996), MassMutual; Senior Vice President (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners
         LLC) and MMHC Investment, Inc. (investor in MassMutual High Yield Partners LLC); Vice President, MassMutual Participation Investors; Vice President (since 1992), MassMutual Corporate Investors; Vice President (1991-1995) Oppenheimer Investment Grade Bond Fund.

Hamline C. Wilson                   Vice President and Chief Financial
1295 State Street                           Officer of MML Trust
Springfield, MA 01111
Age: 59

         Senior Managing Director (since 1996), Vice President and Managing Director (1989- 1996), MassMutual; Vice President and Chief Financial Officer (since 1994), MassMutual Institutional Funds (open-end investment company); Vice President and Chief Financial Officer (since
         1988), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Investment Officer (since
         1992), Vice President (1983-1992), Concert Capital Management, Inc.

Stephen L. Kuhn                     Vice President and Secretary
1295 State Street                           of MML Trust
Springfield, MA 01111
Age: 50

         Vice President and Associate General Counsel, MassMutual; Vice President and Secretary, MassMutual Institutional Funds, MassMutual Participation Investors and MassMutual Corporate Investors; President, MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund); Assistant Secretary (since 1996), Antares Leveraged Capital Corp.; Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Clerk (1994-1996), Chief Legal Officer (1993-1996), and Clerk (1992-1994),
         Concert Capital Management, Inc.

Nancy S. Muise                      Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 47

         Second Vice President, MassMutual.

Raymond B. Woolson                  Treasurer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 38

         Senior Managing Director (since 1996), Second Vice President (1992-1996), Director/Fund Account Administration (1989-1992), MassMutual; Treasurer, MassMutual Corporate Investors, MassMutual Participation Investors and MassMutual Institutional Funds; Vice President and Chief Financial Officer (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC) and MMHC Investment Inc. (investor in Mass Mutual High Yield Partners LLC).

Mark Ackerman                       Comptroller of MML Trust
1295 State Street
Springfield, Ma 01111
Age: 31

         Investment Director (since 1994), Associate Director (1990-1994), MassMutual; Associate Treasurer (since 1995), MassMutual Participation Investors and MassMutual Corporate Investors; Associate Treasurer (since 1995), MassMutual Institutional Funds (open-end investment company).

The Trustees and officers of MML Trust named above, as a group, own less than one percent of the shares of both the Trust and the Fund.

MML Trust's Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with MML Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of MML Trust or that such indemnification would relieve any Trustee or officer of any liability to MML Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The following table discloses actual compensation paid to non-interested Trustees of MML Trust and members of its Advisory Board during the 1996 fiscal year. MML Trust paid no compensation to any of its officers. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. One Trustee elected in 1994 to receive these benefits over a three year period, beginning in 1994 when he became 67 years old. All of the non-interested Trustees and the members of the Advisory Board also serve as Trustees of one other investment company managed by MassMutual.


                              Compensation Table
                For the Fiscal Year Completed December 31, 1996


===============================================================================================================================

                                                                                                                  Total
                                                                        Deferred                                 Compen-
                                                                      Compensation           Estimated            sation
                                                Aggregate            Plan Benefits             Annual              from
                                                 Compen-               Accrued as             Benefits             MML
                                               sation from            Part of MML               Upon            Trust and
              Name/Position                     MML Trust                Trust                Retire-              Fund
                                                                        Expenses                ment             Complex
===============================================================================================================================
Ronald J. Abdow, Trustee                          $16,000                 N/A                   N/A              $32,000
-------------------------------------------------------------------------------------------------------------------------------
Mary E. Boland, Trustee                          $16,000*                 N/A                   N/A             $32,000*
-------------------------------------------------------------------------------------------------------------------------------
William F. Marshall, Trustee                      $11,333                 N/A                   N/A              $23,333
-------------------------------------------------------------------------------------------------------------------------------
Charles J. McCarthy,
Trustee                                           $17,000                 N/A                   N/A              $34,000
-------------------------------------------------------------------------------------------------------------------------------
John H. Southworth, Trustee                       $17,000              $2,310               $39,345              $73,246
-------------------------------------------------------------------------------------------------------------------------------
Richard H. Ayers,                                  $4,000                 N/A                   N/A               $6,000
Advisory Board Member
-------------------------------------------------------------------------------------------------------------------------------
David E.A. Carson,                                 $4,000                 N/A                   N/A               $6,000
Advisory Board Member
-------------------------------------------------------------------------------------------------------------------------------
Richard W. Greene,                                 $4,000                 N/A                   N/A               $6,000
Advisory Board Member
-------------------------------------------------------------------------------------------------------------------------------
Beverly C. L. Hamilton,                            $4,000                 N/A                   N/A               $6,000
Advisory Board Member
===============================================================================================================================

----------------
*$8,000 of this amount was paid by MassMutual.

           V.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Upon the consummation of the offering contemplated hereby, MassMutual and MML Bay State will be the owners of record of all of the outstanding shares of the Fund and could be deemed to control the Fund. However, certain owners of variable life insurance contracts that depend upon the investment performance of the Fund will have the right to instruct MassMutual and MML Bay State as to how shares of the Fund deemed attributable to their contracts shall be voted. MassMutual and MML Bay State are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. MassMutual's address is 1295 State Street, Springfield, Massachusetts 01111. MML Bay State's address is 1295 State Street, Springfield, Massachusetts 01111.

                VI.   INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment manager of the Fund pursuant to an investment management agreement between MassMutual and MML Trust on behalf of the Fund (the "Investment Management Agreement"). Under the Investment Management Agreement, MassMutual is authorized to engage in portfolio transactions on behalf of the Fund, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust. The Investment Management Agreement also provides that MassMutual will perform all administrative functions relating to the Fund and will bear all expenses of the Fund except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of the Fund's investments;
(3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the A1940 Act@), of the Advisers or MML Trust; (5) fees and expenses of the MML Trust's Advisory Board Members; (6) fees of the Fund's independent certified public accountants; and (7) any required trademark licensing fees. Under the Investment Management Agreement, the Fund pays MassMutual a quarterly fee based on the average daily net assets of the Fund at the annual rate of .40% of the first $100,000,000 of average daily net asset value of the Fund; .38% of the next $150,000,000 and .36% of any net assets thereafter.

The Investment Management Agreement with the Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual. Such termination requires 60 days' written notice to be given and may be effected without the payment of any penalty. In addition, such agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of the Advisers or of MML Trust, or (2) upon its assignment.

The Investment Management Agreement also provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initials "MML" is withdrawn from the Fund by MassMutual.

As permitted by the Investment Management Agreement, MassMutual has entered into an investment sub-advisory agreement with Mellon Equity (the "Sub-Advisory Agreement") whereby Mellon Equity agreed to serve as the Fund's investment sub-adviser, providing day-to-day management of the Fund's investments. MassMutual is ultimately responsible for providing investment advice to the Fund and will continue to provide administrative and non-investment advisory services to the Fund. For the investment advisory services Mellon Equity provides with respect to the Fund, MassMutual pays Mellon Equity a monthly fee equal to an annual rate of .09% of the first $100,000,000 of the average daily net asset value of the Fund; .07% of the next $150,000,000 and .05% on net any assets thereafter. The Sub-Advisory Agreement will terminate automatically upon its assignment or upon the termination of the Investment Management Agreement by Mellon Equity upon 90 days' written notice or by the Fund or MassMutual upon 60 days' written notice or by liquidation of the Fund.

As of December 31, 1991 Mellon Equity Associates became a Pennsylvania Business Trust. Mellon Bank N.A. holds a 99% beneficial interest in Mellon Equity and provides accounting services, record keeping and marketing services to Mellon Equity. MMIP, Inc. holds a 1% beneficial interest in Mellon Equity. Mellon Equity is also an indirect wholly-owned subsidiary of Mellon Bank Corporation.

Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon Bank Corporation, acts as Custodian to the Fund. Boston Safe Deposit and Trust Company is located at One Boston Place, Boston, Massachusetts 02108. Under its Custody Agreement with the Fund, Boston Safe Deposit and Trust Company holds the Fund's portfolio securities and keeps all necessary accounts and records. Pursuant to the Sub-Advisory Agreement, the Custodian=s fees for its services to the Fund will be paid by Mellon Equity. In order to secure payment by the Custodian of overdrafts, the Fund has granted the Custodian a continuing security interest in and a right of set off against assets in the Fund's account with the Custodian.

First Data Investor Services Group, Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581 will provide fund accounting services for the Fund.

VII.   PORTFOLIO TRANSACTIONS

The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. The Fund's Investment Management Agreement with MassMutual provides that MassMutual will follow such practices in placing portfolio transactions for the Fund as may from time to time be set forth in its Prospectus or specified by the Board of Trustees of MML Trust. Consistent with this agreement, the present policy of the Fund and the Advisers is that the Advisers, in placing brokerage transactions for the Fund, are to seek best execution by responsible brokerage firms at reasonably competitive commission rates. Mellon Equity will not consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in allocating brokerage transactions for the Fund.

By virtue of the Sub-Advisory Agreement, Mellon Equity is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Investment Management Agreement with the Fund. Mellon Equity assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Mellon Equity. The primary consideration is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. Mellon Equity attempts to achieve these results by choosing brokers to execute transactions based on (1) their professional capabilities (including use of capital, clearance, and settlement procedures, and participation in underwritings and corporate finance issues), (2) the value and quality of their services, and (3) the comparative brokerage commission rates which they offer.

Portfolio turnover will result from changes in the composition of the Index and from purchases and redemptions of Fund shares and the reinvestment of Fund dividends. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Mellon Equity based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees of MML Trust.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker, to the extent and in the manner permitted by applicable law. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

Except in the case of equity securities purchased by the Fund, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased from or sold to dealers serving as market makers for the securities at a net price. The Fund may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of the Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

Purchase and sale orders of the securities held by the Fund may be combined with those of other investment companies and accounts which attempt to track an equity index that Mellon Equity manages, and for which it has brokerage placement authority, in the interest of seeking the best overall terms. When Mellon Equity determines that a particular security should be bought or sold for the Fund and other accounts managed by Mellon Equity, Mellon Equity undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Fund such as MassMutual, Mellon Equity and, in some cases, their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

                             IX.   CAPITAL SHARES

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees of MML Trust. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which MML Trust itself would be unable to meet its obligations. Management believes that in view of the above the risk of personal liability to shareholders is remote.

       X.   PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

MML Trust is a no-load mutual fund. Fund shares are sold at their net asset value as next computed after receipt of the purchase order, without the addition of any selling commission or "sales load." The Fund redeems its shares at their net asset value as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust's Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder's cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The net asset value of the Fund's shares is determined once daily as of the close of the New York Stock Exchange on each day on which the Exchange is open for trading (currently 4:00 p.m. for normal trading). The New York Stock Exchange is not open for trading on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The net asset value of the Fund share is the total net asset value of the Fund divided by the number of its shares outstanding. The total net asset value of the Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities.

The manner of determining the value of the total assets of the Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities which are listed on a national securities exchange, on the NASDAQ national market system, or which are unlisted. If there is no reported sale price, the bid price of the prior trade date will be used. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust.

                               XI.   TAX STATUS

It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any distributed net income or capital gains. To meet these requirements, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or the other disposition of securities and certain other assets held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. government securities or securities of other regulated investment companies); and (d) distribute in or with respect to each taxable year at least 90% of its dividend, interest and certain other income (including, in general, net short-term capital gains) for such year.

The Treasury Department has issued Regulations under Internal Revenue Code
Section 817(h) that pertain to diversification requirements for variable life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as a life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require the Fund's assets to be diversified so that no single investment represents more than 55% of the value of the Fund's total assets, no two investments represent more than 70% of the Fund's total assets, no three investments represent more than 80% of the Fund's total assets and no four investments represent more than 90% of the Fund's total assets. A "safe harbor" is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of "government securities", each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the "safe harbor" test described above). MML Trust intends to comply with these diversification requirements.

The Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

                 XII.   CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of the Fund to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law. One of these requirements is that less than 30% of its gross income can be derived from gains from the sale or other disposition of certain assets (including securities) held for or considered under Internal Revenue Code rules to have been held for less than three months. Accordingly, the Fund will be restricted in selling newly acquired positions, engaging in certain option writing activities and certain hedging activities.

Special rules (including mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund's assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

                        XIII.   INVESTMENT PERFORMANCE

The Fund may advertise its total return and its holding period return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1 + T)/n/ = ERV  Where:     P = a hypothetical initial payment of $1,000.
                              T = average annual total return.
                              n = number of years.
                              ERV = ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

Holding period return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical initial payment by the value of the initial investment (assuming reinvestment of all distributions). Each investment performance figure will be carried to the nearest hundredth of one percent. These investment performance figures do not reflect charges imposed by the separate investment accounts invested in the Fund which, if included, would decrease the performance figures.

                           XIV. INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P. is the Fund's independent accountant, providing audit and tax return preparation services and assistance and consultation in connection with review of various SEC filings.

                                 XV. COUNSEL

Ropes & Gray, One International Place, Boston, Massachusetts 02110, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

The name MML Series Investment Fund is the designation of Trustees under an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but MML Trust's property only shall be bound.

                                   APPENDIX
                              SECURITIES RATINGS

This is a description of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond ratings:

I. Commercial Paper Ratings:

S&P Commercial Paper Ratings--are graded into four categories, ranging from 'A' for the highest quality obligations to 'D' for the lowest. 'A' Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 category is described as follows:

           "A-1": This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

Moody's Commercial Paper Ratings--employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The highest designation is as follows:

           Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           .      Leading market positions in well-established industries.
           .      High rates of return on funds employed.
           .      Conservative capitalization structure with moderate reliance on debt and ample asset  protection.
           .      Broad margins in earnings coverage of fixed financial charges and high internal cash  generation.
           .      Well established access to a range of financial markets and assured sources of alternate liquidity.

II.  Bond Ratings

S&P describes its two highest ratings for corporate debt as follows:

           A: AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its two highest corporate bond ratings as follows:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                      A-2